UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2022
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction            (Commission                (IRS Employer
of incorporation)                File Number)                Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share         APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Preferred Apartment Communities, Inc. (the “Company”) convened and then adjourned a special meeting of stockholders (the “Special Meeting”) being held to consider and vote on, among other things, the merger of the Company with and into Pike Merger Sub I LLC, an affiliate of Blackstone Real Estate Income Trust, Inc. (the “Merger Proposal”), pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of February 16, 2022.

As of the close of business on April 11, 2022, the record date for the Special Meeting, there were 64,341,143 shares of common stock of the Company, par value $0.01 per share (the “common stock”), outstanding and entitled to vote. A total of 41,120,171 shares of common stock were voted virtually or by proxy, representing 63.9% of the votes entitled to be cast at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting.

The only proposal submitted for a vote of the Company’s common stockholders at the Special Meeting was the proposal (the “Adjournment Proposal”) to approve the adjournment of such meeting for the purpose of soliciting additional proxies as there were not sufficient votes at the Special Meeting to approve the Merger. The Adjournment Proposal is described in greater detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 14, 2022. The Company’s common stockholders approved the Adjournment Proposal by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,258,342	2,537,124	324,705	0

Accordingly, the Special Meeting was adjourned to 11:00 a.m., Eastern Time, on June 17, 2022, via a live webcast. The Company’s common stockholders of record as of the close of business on April 11, 2022 will continue to be entitled to vote at the reconvened Special Meeting. Stockholders may attend the Special Meeting at the website address www.virtualshareholdermeeting.com/APTS2022SM and by entering the control number included on the proxy card received or in the instructions that accompanied the proxy materials.

Additional Information and Where to Find It

This Current Report relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company has filed relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents filed by the Company at its website, www.pacapts.com, or at the SEC’s website, www.sec.gov. The Proxy Statement and other relevant documents may also be obtained for free from the Company by directing such request to Preferred Apartment Communities, Inc., to the attention of the Corporate Secretary, 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.

Cautionary Statement Regarding Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements that contain our current expectations about future results. These forward-looking statements are based on certain assumptions and expectations made by the Company, which reflect our management’s experience, estimates and perception of historical trends, current conditions and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. When considering these forward-

looking statements, you should also keep in mind the risk factors and other cautionary statements found in the Company’s respective filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, as amended, and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. All forward-looking statements, expressed or implied, included in this Current Report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this release. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: June 10, 2022	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary